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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) - July 30, 2004





                                    TXU Corp.
             (Exact name of registrant as specified in its charter)



         TEXAS                          1-12833               75-2669310
(State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation)                       Number)           Identification No.)





            Energy Plaza, 1601 Bryan Street, Dallas,Texas 75201-3411 (Address of principal executive offices, including zip code)


        Registrant's telephone number, including Area Code - 214-812-4600



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                                      INDEX

                                                                                                 Page
                                                                                                 ----

ITEM 2.  DISPOSITION OF ASSETS.....................................................................2

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

Unaudited Condensed Consolidated Pro Forma Financial Information of TXU Corp.:

       Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2004................3

       Unaudited Condensed Consolidated Pro Forma Statement of Income for the Year
         Ended December 31, 2003...................................................................4

       Unaudited Condensed Consolidated Pro Forma Statement of Income for the Six
         Months Ended June 30, 2004................................................................5

       Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements ...................6

<
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ITEM 2.   DISPOSITION OF ASSETS

      On July 30, 2004, TXU Corp. completed the sale of its Australian operations (TXU Australia) to Singapore Power Limited for $3.6 billion, including $1.7 billion of assumed debt and $1.9 billion in cash. TXU Corp. has used the proceeds to repay debt, primarily short-term borrowings. The estimated pre-tax gain related to the sale is approximately $375 million.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

                   PRO FORMA FINANCIAL INFORMATION OF TXU CORP.


     The following condensed consolidated pro forma financial statements of TXU Corp. have been prepared to give effect to the disposition of TXU Australia and the application of the cash proceeds received by TXU Corp. from such disposition.

     The condensed consolidated pro forma financial statements have been derived from and should be read in conjunction with TXU Corp.'s historical consolidated financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. The Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2004 gives effect to the sale of TXU Australia as if it had occurred on June 30, 2004. The Unaudited Condensed Consolidated Pro Forma Statements of Income for the year ended December 31, 2003 and the six-month period ended June 30, 2004 give effect to the sale of TXU Australia assuming the sale was consummated as of January 1, 2003. There are no other expected events concerning TXU Australia subsequent to the respective periods presented that would affect the pro forma financial information. The pro forma financial information is based on TXU Corp.'s previously reported historical financial statements and is adjusted for the assumptions and estimates described in the accompanying Notes to the Unaudited Condensed Consolidated Pro Forma Financial Statements. The assumptions and estimates underlying the pro forma adjustments are based on the information currently available to TXU Corp. and may be subject to change. The unaudited pro forma statements of income are not necessarily indicative of the financial results that would have been realized had the sale of TXU Australia occurred on the indicated dates, nor are they necessarily indicative of future financial results. In addition, results for the six-month period presented herein are not necessarily indicative of results for a full year's operations.





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


                                                               TXU CORP.
                                       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                                          AS OF JUNE 30, 2004
                                                              (Unaudited)

                                                                                         Less TXU
                                                                         TXU Corp.        Australia     Pro-forma   Consolidated
                                                                         Historical      Historical    Adjustments    Pro-forma
                                                                         ----------      ----------    -----------    ---------
                                                                                          (millions of dollars)
                                 ASSETS
Current assets
   Cash and cash equivalents.......................................    $   691           $    -        $     -       $   691
   Restricted cash................................................          23                -              -            23
   Accounts receivable - trade.....................................      1,232                -              -         1,232
   Inventories.....................................................        343                -              -           343
   Commodity contract assets.......................................        596                -              -           596
   Other current assets............................................        466                -            (16)(d)       450
                                                                       -------           ------        -------       -------
     Total current assets..........................................      3,351                -            (16)        3,335
                                                                       -------           ------        -------       -------

Investments
   Restricted cash.................................................        584                -              -           584
   Other investments...............................................        630                -              -           630
Property, plant and equipment - net................................     16,589                -              -        16,589
Goodwill...........................................................        542                -              -           542
Regulatory assets - net............................................      1,907                -              -         1,907
Commodity contracts assets.........................................        142                -              -           142
Cash flow hedges and other derivatives assets......................         34                -              -            34
Other noncurrent assets............................................        244                -              -           244
Assets held for sale...............................................      6,079            3,968              -         2,111
                                                                       -------           ------        -------       -------

         Total assets..............................................    $30,102           $3,968        $   (16)      $26,118
                                                                       =======           ======        =======       =======

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Notes payable - banks...........................................     $2,675           $    -        $ (1,859)(a)  $   816
   Long-term debt due currently....................................        534                -              -           534
   Accounts payable - trade........................................      1,051                -              -         1,051
   Commodity contract liabilities..................................        550                -              -           550
   Other current liabilities.......................................      1,482                -              -         1,482
                                                                       -------           ------        -------       -------
     Total current liabilities.....................................      6,292                -         (1,859)        4,433

Accumulated deferred income taxes..................................      2,407                -            131 (b)     2,538
Investment tax credits.............................................        417                -              -           417
Commodity contract liabilities.....................................        101                -              -           101
Cash flow hedges and other derivative liabilities..................        349                -            (73)(d)       276
Long-term debt held by subsidiary trusts...........................        309                -              -           309
All other long-term debt, less amounts due currently...............     10,463                -              -        10,463
Other noncurrent liabilities and deferred credits..................      2,675                -              -         2,675
Liabilities held for sale..........................................      2,620            2,394              -           226
                                                                       -------           ------        -------       -------
         Total liabilities.........................................     25,633            2,394         (1,801)       21,438
Preferred securities of subsidiaries...............................        113                -              -           113
Shareholders' equity:
   Preferred stock - not subject to mandatory redemption...........        300                -              -           300
   Common stock without par value: Authorized shares: 1,000,000,000
     Outstanding shares: 297,100,503 and 323,883,092...............         60                -              -            60
     Additional paid -in capital...................................      6,343                -              -         6,343
     Retained deficit..............................................     (2,151)               -            244 (c)    (1,907)
     Accumulated other comprehensive loss..........................       (196)               -            (33)(c)      (229)
                                                                       -------           ------        -------       -------
         Total common stock equity.................................      4,056                -            211         4,267
                                                                       -------           ------        -------       -------
         Total shareholders' equity................................      4,356                -            211         4,567
                                                                       -------           ------        -------       -------
         Total liabilities, preferred securities of subsidiaries
           and shareholders' equity................................    $30,102           $2,394        $(1,590)      $26,118
                                                                       =======           ======        =======       =======

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.


                                       3
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
                                                               TXU CORP.
                                        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF
                                                      INCOME FOR THE YEAR ENDED
                                                           DECEMBER 31, 2003
                                                              (Unaudited)



                                                                                       Less TXU
                                                                           TXU Corp.   Australia     Pro-forma   Consolidated
                                                                          Historical   Historical    Adjustments   Pro-forma
                                                                          ----------   ----------    -----------  -----------
                                                                            (millions of dollars, except per share amounts)

Operating revenues..................................................     $11,008        $1,103        $    -         $9,905

Costs and expenses:
   Cost of energy sold and delivery fees............................      4,947            527             -          4,420
   Operating costs.................................................       1,665             98             -          1,567
   Depreciation and amortization....................................        886             86             -            800
   Selling, general and administrative expenses.....................      1,108            108             -          1,000
   Franchise and revenue-based taxes................................        456              -             -            456
   Other income.....................................................        (82)           (23)            -            (59)
   Other deductions.................................................         46              4             -             42
   Interest and related charges, net................................        931            145           (53)(f)        733
                                                                         ------         ------        ------         ------
       Total costs and expenses.....................................      9,957            945           (53)         8,959
                                                                         ------         ------        ------         ------

Income from continuing operations before income taxes and
   cumulative effect of changes in accounting principles............      1,051            158            53            946

Income tax expense..................................................        314             36            19 (f)        297
                                                                         ------         ------        ------         ------

Income from continuing operations before cumulative effect
   of changes in accounting principles..............................        737            122            34            649

Loss from discontinued operations, net of tax benefit...............        (97)             -             -            (97)

Cumulative effect of changes in accounting principles, net of tax...
   benefit..........................................................        (58)             -             -            (58)
                                                                         ------         ------        ------         ------
Net income .........................................................        582            122            34            494

Preference stock dividends .........................................         22              -             -             22
                                                                         ------         ------        ------         ------

Net income available to common shareholders.........................     $  560         $  122        $   34         $  472
                                                                         ======         ======        ======         ======

Average shares of common stock outstanding (millions):
   Basic............................................................        322            322           322            322
   Diluted..........................................................        379            379           379            379

Per share of common stock:
   Basic earnings:
     Income from continuing operations before cumulative effect of
       changes in accounting principles.............................     $ 2.22         $ 0.38        $ 0.11         $ 1.95
     Loss from discontinued operations, net of tax benefit..........     $(0.30)           -             -           $(0.30)
     Cumulative effect of changes in accounting principles, net of
       tax benefit..................................................     $(0.18)           -             -           $(0.18)
     Net income available to common shareholders....................     $ 1.74         $ 0.38        $ 0.11         $ 1.47
   Diluted earnings:
     Income from continuing operations before cumulative effect of
       changes in accounting principles.............................     $ 2.03         $ 0.32        $ 0.09         $ 1.80
     Loss from discontinued operations, net of tax benefit.........      $(0.26)           -             -           $(0.26)
     Cumulative effect of changes in accounting  principles, net of
       tax benefit..................................................     $(0.15)           -             -           $(0.15)
     Net income available to common shareholders....................     $ 1.62         $ 0.32        $ 0.09         $ 1.39

   Dividends declared...............................................     $ 0.50            -             -           $ 0.50

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.


                                       4
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

                                                               TXU CORP.
                                     UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF INCOME FOR THE
                                                          SIX MONTHS ENDED
                                                             JUNE 30, 2004
                                                              (Unaudited)
                                                                                         Less TXU
                                                                           TXU Corp.     Australia      Pro-forma    Consolidated
                                                                           Historical    Historical     Adjustments    Pro-forma
                                                                           ----------    ----------     -----------   -----------
                                                                               (millions of dollars, except per share amounts)

Operating revenues.....................................................     $4,421         $    -         $    -        $4,421

Costs and expenses:
   Cost of energy sold and delivery fees...............................      1,920              -              -         1,920
   Operating costs....................................................         719              -              -           719
   Depreciation and amortization.......................................        369              -              -           369
   Selling, general and administrative expenses........................        511              -              -           511
   Franchise and revenue-based taxes...................................        171              -              -           171
   Other income........................................................        (25)             -              -           (25)
   Other deductions....................................................        457              -              -           457
   Interest and related charges, net...................................        352              -            (25)(f)       327
                                                                            ------         ------         ------        ------
       Total costs and expenses........................................      4,474              -            (25)        4,449
                                                                            ------         ------         ------        ------

Income (loss) from continuing operations before income taxes and               (53)             -             25           (28)
   extraordinary gain..................................................

Income tax expense (benefit)...........................................        (94)             -              9 (f)       (85)
                                                                            -------        ------         ------        ------

Income from continuing operations before  extraordinary gain...........         41              -             16            57

Income from discontinued operations, net of tax benefit................        380            170 (e)          -           210

Extraordinary gain, net of tax.........................................         16              -              -            16
                                                                            ------         ------         ------        ------

Net income ............................................................        437            170             16           283

Exchangeable preferred membership interest buyback premium.............        849              -              -           849

Preference stock dividends ............................................         11              -              -            11
                                                                            ------         ------         ------        ------

Net income (loss) available to common shareholders.....................     $ (423)        $  170         $   16        $ (577)
                                                                            ======         ======         ======        ======

Average shares of common stock outstanding (millions):
   Basic...............................................................        322            322            322           322
   Diluted.............................................................        322            322            322           322

Per share of common stock:
   Basic earnings:

     Income from continuing operations before extraordinary gain.......     $  0.13           -           $  0.05       $  0.18
     Income from discontinued operations, net of tax benefit...........     $  1.18        $  0.53           -          $  0.65
     Extraordinary gain, net of tax....................................     $  0.05           -              -          $  0.05
     Exchangeable preferred membership interest buyback premium........     $ (2.64)          -              -          $ (2.64)
     Preference stock dividends........................................     $ (0.04)          -              -          $ (0.04)
     Net income (loss) available to common shareholders................     $ (1.32)       $  0.53        $  0.05       $ (1.80)
   Diluted earnings:
     Income from continuing operations before extraordinary gain ......     $  0.13           -           $  0.05       $  0.18
     Income from discontinued operations, net of tax benefit...........     $  1.18        $  0.53           -          $  0.65
     Extraordinary gain, net of tax....................................     $  0.05           -              -          $  0.05
     Exchangeable preferred membership interest buyback premium.......      $ (2.64)          -              -          $ (2.64)
     Preference stock dividends.......................................      $ (0.04)          -              -          $ (0.04)
     Net income (loss) available to common shareholders................     $ (1.32)       $  0.53        $  0.05       $ (1.80)

   Dividends declared.................................................       $0.250           -              -           $0.250

  See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.




                                       5
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                                    TXU CORP.
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS


Basis of Presentation


      Certain previously reported historical amounts for the year ended
December 31, 2003, have been reclassified to conform to current classifications.


Pro Forma Adjustments

       Pro forma adjustments related to the sale of TXU Australia have been made to the condensed consolidated historical financial statements included herein to:

       (a) Reflect utilization of net cash proceeds of $1.9 billion to reduce notes payable.

       (b)        Record deferred income tax effects of the sale.

       (c) Record write-off of cumulative translation adjustment and after-tax gain on sale.

       (d)        Record cash settlement of foreign currency swaps.

       (e) Income from discontinued operations, net of tax benefit, is comprised of $31 million in income from the TXU Australia operations, a $117 million deferred income tax charge for the excess of TXU Corp.'s carrying value over the tax basis of the investment in TXU Australia, and a $256 million tax benefit arising from the utilization of the previously unrecognized TXU Europe worthlessness deduction to offset the capital gain on the TXU Australia sale.

       (f) Adjust net interest expense for the effect of the net cash proceeds of $1.9 billion.



                                       6
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     TXU CORP.


                                         By: /s/ Stanley J. Szlauderbach
                                           -----------------------------------
                                           Name: Stanley J. Szlauderbach
                                           Title: Assistant Controller


Date:  August 10, 2004

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